UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07223)

Exact name of registrant as specified in charter: Putnam Classic Equity Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: November 30, 2008

Date of reporting period: December 1, 2007 — May 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Classic Equity Fund

5|31|08

Semiannual Report

PUTNAM INVESTMENTS

4¢
U.S. POSTAGE
3¢

VALUE FUNDS
look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Classic Equity
Fund

5 | 31 | 08
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Leaders	7
Performance in depth	12
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	21
Trustee approval of management contract	23
Other information for shareholders	29
Financial statements	30
Brokerage commissions	51

Cover photograph: © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder:

The past several months have presented the economy with a serious set of challenges. The financial markets have reflected the uncertainty of the situation, making these difficult times for investors. Despite the circumstances, the U.S. economy has showed resilience. In late 2007 and early 2008, economic growth, while anemic, has nonetheless remained positive. The Federal Reserve Board has cut interest rates sharply and provided ample liquidity to financial markets, while the White House and Congress both stepped forward quickly with a fiscal package of tax rebates and investment incentives. A growing number of economists now believe that the U.S. economy may avert a recession after all.

Still, it is always unsettling to see the markets and one’s investment returns declining. Times like these are a reminder of why it is important to keep a long-term perspective, to ensure that your portfolio is well diversified, and to seek the counsel of your financial representative.

At Putnam, we continually strive to offer the best investment returns, innovative products, and award-winning service to our shareholders. In keeping with this tradition, we have some important and exciting news to share with you. We are pleased to announce that Robert L. Reynolds, a well-known leader and visionary in the mutual fund industry, has joined the Putnam leadership team as President and Chief Executive Officer of Putnam Investments, effective July 1, 2008. Charles E. Haldeman, former President and CEO, will take on the role of Chairman of Putnam Investment Management, LLC, the firm’s fund management company.

Mr. Reynolds brings to Putnam substantial industry experience and an outstanding record of success. He was Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000 to 2007, and

President of Fidelity’s Institutional Retirement Group from 1996 to 2000. We look forward to working with Bob as we continue to position Putnam to exceed our shareholders’ expectations.

Starting this month, we have changed the portfolio manager’s commentary in this report to a question-and-answer format. We feel this new approach makes the information more accessible and readable, and we hope you think so as well.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam Investments.

About the fund
Unlocking opportunities in sectors across the market

Investors generally think of value investing as focusing on stocks of companies that are not experiencing high levels of growth — or that do not have strong potential for earnings growth. Slower-growth sectors such as financial services and utilities are generally considered“value” sectors because companies in these areas may have fairly stable growth rates. Conversely, there are segments of the market, such as technology in the late 1990s, or more recently, telecommunications and biotechnology, in which innovation and invention play key roles and where you would expect to find high-growth companies.

But what if you put aside the labels of “growth” or “value” stocks and assume that undervalued companies can be found in any sector of the marketplace? Corporations may experience stock price downturns for a variety of reasons. Investors can overreact to unfavorable news, punishing a company beyond what is merited. Sometimes a company may miss an earnings target for reasons that have nothing to do with its intrinsic worth, perhaps as a result of ongoing internal change. If intensive research shows that a company’s fundamentals are solid, and that the one-time event or earnings disappointment is temporary, then its stock may be undervalued. Developments such as these can affect companies of all types, in all market sectors. By looking beyond traditional value sectors, investors can tap into a much broader universe of opportunities and potentially benefit from undervalued stocks in virtually any industry or sector.

This is the goal of Putnam Classic Equity Fund’s management team — to seek midsize and large companies whose stocks are undervalued and poised to appreciate over time. With a large potential universe of stocks, the fund’s management team can cast a broad net for portfolio holdings. By working closely with Putnam’s group of equity analysts, the team strives to construct a portfolio of undervalued stocks with appreciation potential across all sectors of the market.

This fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks attractive value stocks. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s profit potential.

Change They focus on company fundamentals against the broader context of industry trends to identify whether individual companies possess a catalyst for positive change.

Quality They look for high-quality companies, seeking characteristics such as sound balance sheets, profitable business models, and competent management.

Over the years, Putnam Classic Equity Fund has looked beyond traditional value sectors to find investment opportunities.

Performance snapshot

Average annual total return (%) comparison as of 5/31/08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 12–14 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Gentlemen, thank you for sitting down with us today. Mike, let’s begin with a review of investment performance during the semiannual period.

Conditions remained challenging during the semiannual period, and the fund’s class A shares at net asset value declined 10.08%. We are disappointed by these results, and by the fact that the fund also underperformed its benchmark index and its peer group, which registered losses of 5.35% and 5.44%, respectively. In our view, the lagging results can be attributed primarily to several fund holdings in the financials sector that continued to reel from the effects of the housing downturn and the credit crisis. A number of holdings in other sectors were also affected adversely by the rising price of oil, which raised the companies’ business costs.

Why did the financials sector face such difficulty?

Many financial institutions continued to post losses from mortgage-related securities, while tighter credit conditions constrained earnings in other areas of their business. Fortunately, creative policy solutions implemented by the

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/08. See page 6 and pages 12–14 for additional fund performance information. Index descriptions can be found on page 22.

Federal Reserve [the Fed] in March helped to restore confidence and smoother functioning of financial markets. Relief at the Fed’s intervention led to a brief rally for financial stocks, but they face instability as long as home prices are uncertain and mortgage-related losses mount.

How have you adjusted the fund’s strategy to respond to these conditions?

We undertook a careful reassessment of how we were interpreting the buy and sell signals from our research-driven investment model. Also, Dave Calabro joined our fund management team and brought a fresh perspective. Near the end of the period, we sold several financial stocks that had underperformed significantly.

We used the proceeds to establish new positions in companies that, in our view, have less volatile earnings outlooks and solid relative value.

Dave, what are some examples of the changes to financial holdings in the portfolio?

We sold five holdings that accounted for a large portion of the fund’s underperformance, including MGIC Investment Corporation, the holding company for Mortgage Guaranty Insurance Corporation (MGIC), and Radian. Both of these companies provide insurance to cover residential mortgages. Their credit quality eroded as defaults increased and new business declined. We sold Countrywide Financial, the nation’s

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 5/31/08. Also shown is each holding’s market sector and the specific industry within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

Verizon Communications, Inc. (6.0%)	Communication services	Regional Bells
BP PLC ADR (United Kingdom) (4.8%)	Energy	Oil & gas
ConocoPhillips (3.7%)	Energy	Oil & gas
U.S. Bancorp (3.7%)	Financials	Banking
Edison International (3.4%)	Utilities & power	Electric utilities
Lockheed Martin Corp. (3.3%)	Capital goods	Aerospace and defense
PG&E Corp. (3.0%)	Utilities & power	Electric utilities
JPMorgan Chase & Co. (2.7%)	Financials	Financials
Pfizer, Inc. (2.7%)	Health care	Pharmaceuticals
Marathon Oil Corp. (2.4%)	Energy	Oil & gas

largest mortgage servicer, though we continue to own Bank of America, which is in the process of acquiring Countrywide. We also sold National City, a large residential mortgage lender in several midwestern and southern states, as well as a position in Ambac, which provides insurance for municipal bonds, another troubled market. The fund is now underweight in the financials sector relative to the benchmark, and has less exposure to the brokerage and credit card industries.

What stocks did you add in their place?

We have found stocks with attractive valuations in a variety of consumer-related stocks and in the technology sector. We built up an overweight position in consumer staples stocks, with new additions such as Procter & Gamble and the cereal companies Kellogg and General Mills. These stocks are not deeply undervalued, but we believe they are priced attractively and offer near-term appreciation potential. In the technology sector, we added semiconductor manufacturer Intel and data storage company EMC.

Mike, what holdings contributed positively to performance relative to the benchmark index during the period?

Leading performers included two technology stocks, Symantec and Accenture. Symantec is a software maker that provides security and antivirus programs. The stock rose

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

when the company reported greater profits than expected and announced higher forecasts. Accenture is a consulting firm that has a major business in helping financial companies outsource operations. The stock became cheap because many investors expected that financial companies, hurt by the credit crisis, would spend less on such consulting services. Instead, this area of the business has been strong, and the company delivered higher profits than the market had forecast.

In the energy sector, our overall positioning had a mixed impact, but Devon Energy, an exploration and production company, benefited from the industry’s investment in finding new petroleum reserves. A holding in the basic materials sector, Celanese, also performed well. This company produces specialty chemical products that are enjoying strong demand. Lastly, Caterpillar, the construction machinery manufacturer, has appreciated as development projects in the world’s emerging markets create demand for its products.

I N  T H E  N E W S

For the first time since the Great Depression, the Fed has extended financing to non-banks — specifically, primary dealers such as securities broker/dealers — as part of its ongoing attempt to inject liquidity into the struggling credit markets. The so-called Primary Dealer Credit Facility (PDCF), established in March, allows the Federal Reserve Bank of New York to provide overnight cash reserves to primary dealers in exchange for a broad range of collateral. The new credit facility aims to help primary dealers in providing financing to participants in capital markets and to promote an overall orderly functioning of the markets. The PDCF will remain in effect for six months and may be extended if the Fed deems it necessary.

What were some stocks that detracted from results?

Newell Rubbermaid had disappointing results. While demand for plastic and rubber household products is steady, the cost of resins from petroleum used to make plastic has been rising. Similarly Clorox, the household products company, was hurt by the higher expense of making the plastic bottles in which its liquid products are sold. Since these companies have less attractive cost structures, we trimmed the fund’s positions in both of them. In the transportation sector, the fund owned AMR Corp., the parent company of American Airlines, which felt the impact of rising fuel costs. We sold this position because we consider the company unlikely to recover given that fuel prices represent such a major portion of airline business costs.

What is your outlook for the fund in the coming months?

While there is still debate about whether the overall economy will experience a recession, we believe that consumer spending itself is in a recession that is likely to last a considerable period. Household consumers are cutting back on spending because they are less willing and less able to access credit. This factor clouds the earnings outlook for many companies. We have repositioned the fund accordingly, favoring companies that have less uncertainty surrounding them for the coming one to two years. In terms of sectors, we have an overweight to consumer staples and technology stocks, where we find many stocks attractively valued on a relative basis. We have an underweight to the financials sector, where our positioning features companies that we believe have strong asset quality. We are continuing to follow our disciplined approach of comparing large companies across all sectors to find those that offer attractive relative valuations and capital appreciation potential.

Mike and Dave, thanks for talking with us today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2008, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 5/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(1/5/95)		(1/5/95)		(2/1/99)		(1/5/95)		(12/1/03)	(10/1/98)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.04%	6.56%	6.22%	6.22%	6.24%	6.24%	6.49%	6.21%	6.77%	7.23%

10 years	13.83	7.28	5.42	5.42	5.65	5.65	8.12	4.35	11.07	16.67
Annual average	1.30	0.71	0.53	0.53	0.55	0.55	0.78	0.43	1.06	1.55

5 years	28.57	21.19	23.73	21.73	23.66	23.66	25.33	20.98	27.07	30.18
Annual average	5.15	3.92	4.35	4.01	4.34	4.34	4.62	3.88	4.91	5.42

3 years	2.06	–3.77	–0.23	–3.05	–0.24	–0.24	0.47	–3.06	1.34	2.82
Annual average	0.68	–1.27	–0.08	–1.03	–0.08	–0.08	0.16	–1.03	0.44	0.93

1 year	–23.01	–27.44	–23.64	–27.25	–23.61	–24.33	–23.45	–26.14	–23.18	–22.80

6 months	–10.08	–15.22	–10.47	–14.70	–10.52	–11.36	–10.37	–13.51	–10.17	–9.98

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns

For periods ended 5/31/08

		Large-Cap
	Russell 1000	Value Funds
	Value Index	category average*

Annual average
(life of fund)	11.97%	9.95%

10 years	80.95	61.89
Annual average	6.11	4.78

5 years	71.65	62.13
Annual average	11.41	10.06

3 years	24.05	22.95
Annual average	7.45	7.05

1 year	–12.28	–10.58

6 months	–5.35	–5.44

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/08, there were 562, 543, 471, 388, 165, and 98 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 5/31/08

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.180		$0.016	$0.052	$0.097		$0.162	$0.222

Capital gains

Long-term	0.210		0.210	0.210	0.210		0.210	0.210

Short-term	0.510		0.510	0.510	0.510		0.510	0.510

Total	$0.900		$0.736	$0.772	$0.817		$0.882	$0.942

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

11/30/07	$14.17	$15.03*	$13.97	$14.06	$14.05	$14.56*	$14.11	$14.21

5/31/08	11.91	12.64	11.83	11.87	11.84	12.27	11.86	11.92

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

Fund performance as of most recent calendar quarter

Total return for periods ended 6/30/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(1/5/95)		(1/5/95)		(2/1/99)		(1/5/95)		(12/1/03)	(10/1/98)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	6.34%	5.88%	5.54%	5.54%	5.56%	5.56%	5.81%	5.53%	6.08%	6.54%

10 years	4.78	–1.27	–2.81	–2.81	–2.62	–2.62	–0.31	–3.80	2.30	7.50
Annual average	0.47	–0.13	–0.28	–0.28	–0.27	–0.27	–0.03	–0.39	0.23	0.73

5 years	16.02	9.36	11.74	9.74	11.84	11.84	13.15	9.19	14.74	17.52
Annual average	3.02	1.81	2.24	1.88	2.26	2.26	2.50	1.77	2.79	3.28

3 years	–6.71	–12.08	–8.75	–11.33	–8.68	–8.68	–8.09	–11.30	–7.27	–5.91
Annual average	–2.29	–4.20	–3.01	–3.93	–2.98	–2.98	–2.77	–3.92	–2.48	–2.01

1 year	–26.92	–31.12	–27.43	–30.86	–27.44	–28.12	–27.29	–29.84	–27.04	–26.70

6 months	–14.96	–19.87	–15.24	–19.48	–15.26	–16.11	–15.16	–18.15	–15.01	–14.81

Fund’s annual operating expenses

For the fiscal year ended 11/30/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.16%	1.91%	1.91%	1.66%	1.41%	0.91%

Total annual fund
operating expenses	1.21%	1.96%	1.96%	1.71%	1.46%	0.96%

* Reflects Putnam Management’s decision to contractually limit expenses through 11/30/08.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Classic Equity Fund from December 1, 2007, to May 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.51	$ 9.05	$ 9.05	$ 7.87	$ 6.69	$ 4.32

Ending value (after expenses)	$899.20	$895.30	$894.80	$896.30	$898.30	$900.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2008, use the calculation method below. To find the value of your investment on December 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.86	$ 9.62	$ 9.62	$ 8.37	$ 7.11	$ 4.60

Ending value (after expenses)	$1,019.20	$1,015.45	$1,015.45	$1,016.70	$1,017.95	$1,020.45

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.16%	1.91%	1.91%	1.66%	1.41%	0.91%

Average annualized expense
ratio for Lipper peer group*	1.20%	1.95%	1.95%	1.70%	1.45%	0.95%

* Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 3/31/08.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

You can use the table below to compare your fund’s turnover with the average turnover in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam Classic Equity Fund	72%	146%	67%	44%	56%

Large-Cap Value Funds
category average	50%	50%	57%	63%	70%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on November 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 12/31/07.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Large-Cap Value Team. Michael Abata and David Calabro are Portfolio Leaders of your fund. The Portfolio Leaders coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Large-Cap Value Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leaders have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of May 31, 2008, and May 31, 2007.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 5/31/07.

Trustee and Putnam employee fund ownership

As of May 31, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 373,000	$ 86,000,000

Putnam employees	$1,551,000	$631,000,000

Other Putnam funds managed by the Portfolio Leaders

Michael Abata is also a Portfolio Member of The Putnam Fund for Growth and Income and Putnam New Value Fund.

Michael Abata and David Calabro may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leaders

During the reporting period ended May 31, 2008, David Calabro joined your fund’s portfolio team, following the departure of Portfolio Leaders Joshua Brooks and Eric Harthun.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 45th percentile in management fees and in the 48th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance during the Trustees’ review period

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Large-Cap Value Funds) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

75th	87th	92nd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 499, 435 and 323 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Large-Cap Value Funds category for the one-, five-, and ten-year periods ended June 30, 2008, were 96%, 99%, and 98%, respectively. Over the one-, five-, and ten-year periods ended June 30, 2008, the fund ranked 529th out of 551, 386th out of 392, and 162nd out of 166 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

The Trustees noted the disappointing performance for your fund for the three-year and five-year periods ended March 31, 2007. In this regard, the Trustees considered that, in October of 2006, Putnam Management made changes to the fund’s management team that were designed to strengthen the investment process, which focuses on a blend of quantitative techniques and fundamental analysis.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 5/31/08 (Unaudited)

COMMON STOCKS (95.0%)*

	Shares	Value

Aerospace and Defense (3.3%)
Lockheed Martin Corp.	136,700	$14,960,448

Automotive (1.1%)
Harley-Davidson, Inc. (S)	120,000	4,988,400

Banking (8.2%)
Bank of America Corp.	250,400	8,516,104
Bank of New York Mellon Corp. (The)	146,500	6,523,645
SunTrust Banks, Inc. (S)	67,600	3,529,396
U.S. Bancorp	509,600	16,913,624
Wells Fargo & Co.	73,800	2,034,666
		37,517,435

Beverage (0.8%)
Molson Coors Brewing Co. Class B	65,600	3,804,800

Chemicals (4.3%)
Celanese Corp. Ser. A	199,700	9,725,390
E.I. du Pont de Nemours & Co.	208,200	9,974,862
		19,700,252

Communications Equipment (0.7%)
Cisco Systems, Inc. †	110,900	2,963,248

Computers (1.0%)
EMC Corp. †	266,100	4,640,784

Consumer Goods (5.1%)
Clorox Co.	128,300	7,329,779
Kimberly-Clark Corp. (S)	66,200	4,223,560
Newell Rubbermaid, Inc.	355,700	7,142,456
Procter & Gamble Co. (The)	66,600	4,398,930
		23,094,725

Electric Utilities (9.1%)
Dominion Resources, Inc. (S)	104,600	4,842,980
Edison International	295,000	15,702,850
Entergy Corp.	61,100	7,379,047
PG&E Corp.	344,800	13,650,632
		41,575,509

Electronics (1.3%)
Intel Corp.	250,700	5,811,226

COMMON STOCKS (95.0%)* continued

	Shares	Value

Financial (4.6%)
Citigroup, Inc.	142,000	$3,108,380
Fannie Mae (S)	217,300	5,871,446
JPMorgan Chase & Co.	283,800	12,203,400
		21,183,226

Food (2.2%)
General Mills, Inc. (S)	87,000	5,498,400
Kellogg Co. (S)	90,400	4,683,624
		10,182,024

Health Care Services (1.1%)
Aetna, Inc.	102,100	4,815,036

Homebuilding (0.4%)
Lennar Corp.	96,900	1,635,672

Insurance (6.1%)
Allstate Corp. (The)	126,100	6,423,534
American International Group, Inc.	57,400	2,066,400
Berkshire Hathaway, Inc. Class B †	1,496	6,729,008
Chubb Corp. (The)	144,500	7,768,320
Genworth Financial, Inc. Class A	221,030	4,884,763
		27,872,025

Investment Banking/Brokerage (1.3%)
Goldman Sachs Group, Inc. (The)	26,100	4,604,301
Lehman Brothers Holdings, Inc.	30,200	1,111,662
		5,715,963

Machinery (2.9%)
Caterpillar, Inc.	114,600	9,470,544
Parker-Hannifin Corp.	45,050	3,814,384
		13,284,928

Medical Technology (3.1%)
Covidien, Ltd.	163,625	8,195,976
Medtronic, Inc.	119,400	6,049,998
		14,245,974

Oil & Gas (16.0%)
BP PLC ADR (United Kingdom) (S)	303,400	21,999,534
ConocoPhillips	181,700	16,916,270
Devon Energy Corp.	74,400	8,625,936
Exxon Mobil Corp.	105,600	9,373,056
Marathon Oil Corp.	216,400	11,120,796
Total SA ADR (France) (S)	55,200	4,816,752
		72,852,344

COMMON STOCKS (95.0%)* continued

	Shares	Value

Pharmaceuticals (4.4%)
Johnson & Johnson	52,500	$3,503,850
Merck & Co., Inc.	117,800	4,589,488
Pfizer, Inc.	629,000	12,177,440
		20,270,778

Regional Bells (6.5%)
AT&T, Inc.	59,100	2,358,090
Verizon Communications, Inc.	710,500	27,332,935
		29,691,025

Retail (4.1%)
CVS Caremark Corp.	64,700	2,768,513
JC Penney Co., Inc. (Holding Co.) (S)	43,600	1,754,464
Kroger Co.	134,600	3,720,344
Staples, Inc.	310,400	7,278,880
TJX Cos., Inc. (The)	101,600	3,257,296
		18,779,497

Schools (0.1%)
Apollo Group, Inc. Class A †	11,900	568,701

Software (2.1%)
Microsoft Corp. (S)	125,200	3,545,664
Symantec Corp. †	283,600	6,162,628
		9,708,292

Technology (0.4%)
Affiliated Computer Services, Inc. Class A †	37,100	2,010,820

Technology Services (2.0%)
Accenture, Ltd. Class A (Bermuda) (S)	225,800	9,217,156

Tobacco (2.3%)
Loews Corp. — Carolina Group (S)	81,900	5,941,845
Philip Morris International, Inc. †	90,200	4,749,932
		10,691,777

Transportation Services (0.5%)
United Parcel Service, Inc. Class B	29,800	2,116,396

Total common stocks (cost $394,623,064)		$433,898,461

SHORT-TERM INVESTMENTS (11.9%)*

	Principal amount/shares	Value

Short-term investments held as collateral for loaned
securities with yields ranging from 2.20% to 2.91% and
due dates ranging from June 2, 2008 to June 25, 2008 (d)	$30,692,661	$30,647,660
Putnam Prime Money Market Fund (e)	23,906,002	23,906,002

Total short-term investments (cost $54,553,662)		$54,553,662

TOTAL INVESTMENTS

Total investments (cost $449,176,726)		$488,452,123

* Percentages indicated are based on net assets of $456,687,831.

† Non-income-producing security.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(S) Securities on loan, in part or in entirety, at May 31, 2008.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of May 31, 2008:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$457,804,463	$—

Level 2	30,647,660	—

Level 3	—	—

Total	$488,452,123	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 5/31/08 (Unaudited)

ASSETS

Investment in securities, at value, including $30,117,255 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $425,270,724)	$ 464,546,121
Affiliated issuers (identified cost $23,906,002) (Note 5)	23,906,002

Dividends, interest and other receivables	1,478,954

Receivable for shares of the fund sold	45,569

Receivable for securities sold	6,387,672

Total assets	496,364,318

LIABILITIES

Payable for securities purchased	5,044,373

Payable for shares of the fund repurchased	2,760,995

Payable for compensation of Manager (Notes 2 and 5)	543,341

Payable for investor servicing fees (Note 2)	139,569

Payable for custodian fees (Note 2)	4,561

Payable for Trustee compensation and expenses (Note 2)	223,934

Payable for administrative services (Note 2)	1,522

Payable for distribution fees (Note 2)	215,231

Collateral on securities loaned, at value (Note 1)	30,647,660

Other accrued expenses	95,301

Total liabilities	39,676,487

Net assets	$ 456,687,831

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$ 551,097,074

Undistributed net investment income (Note 1)	2,910,323

Accumulated net realized loss on investments (Note 1)	(136,594,963)

Net unrealized appreciation of investments	39,275,397

Total — Representing net assets applicable to capital shares outstanding	$ 456,687,831

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($393,655,858 divided by 33,061,980 shares)	$11.91

Offering price per class A share
(100/94.25 of $11.91)*	$12.64

Net asset value and offering price per class B share
($34,763,997 divided by 2,937,847 shares)**	$11.83

Net asset value and offering price per class C share
($8,387,431 divided by 706,348 shares)**	$11.87

Net asset value and redemption price per class M share
($16,208,562 divided by 1,368,483 shares)	$11.84

Offering price per class M share
(100/96.50 of $11.84)*	$12.27

Net asset value, offering price and redemption price per class R share
($36,969 divided by 3,118 shares)	$11.86

Net asset value, offering price and redemption price per class Y share
($3,635,014 divided by 305,013 shares)	$11.92

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 5/31/08 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $12,889)	$ 6,656,463

Interest (including interest income of $159,674
from investments in affiliated issuers) (Note 5)	168,604

Securities lending	58,852

Total investment income	6,883,919

EXPENSES

Compensation of Manager (Note 2)	1,627,936

Investor servicing fees (Note 2)	868,416

Custodian fees (Note 2)	7,719

Trustee compensation and expenses (Note 2)	19,916

Administrative services (Note 2)	15,505

Distribution fees — Class A (Note 2)	538,414

Distribution fees — Class B (Note 2)	217,294

Distribution fees — Class C (Note 2)	47,400

Distribution fees — Class M (Note 2)	69,132

Distribution fees — Class R (Note 2)	92

Non-recurring costs (Notes 2 and 6)	829

Costs assumed by Manager (Notes 2 and 6)	(829)

Other	139,921

Fees waived and reimbursed by Manager (Note 2 and 5)	(384,366)

Total expenses	3,167,379

Expense reduction (Note 2)	(23,986)

Net expenses	3,143,393

Net investment income	3,740,526

Net realized loss on investments (Notes 1 and 3)	(125,008,100)

Net realized gain on written options (Notes 1 and 3)	326,940

Net unrealized appreciation of investments and written options during the period	59,315,408

Net loss on investments	(65,365,752)

Net decrease in net assets resulting from operations	$ (61,625,226)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	5/31/08*	11/30/07

Operations:
Net investment income	$ 3,740,526	$ 6,038,755

Net realized gain (loss) on investments	(124,681,160)	49,307,940

Net unrealized appreciation of investments	59,315,408	(71,818,885)

Net decrease in net assets resulting from operations	(61,625,226)	(16,472,190)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(6,417,667)	(3,685,929)

Class B	(63,394)	(209,139)

Class C	(42,787)	(34,092)

Class M	(151,281)	(94,908)

Class R	(559)	(179)

Class Y	(72,010)	(39,185)

Net realized short-term gain on investments

Class A	(18,178,876)	—

Class B	(2,020,695)	—

Class C	(419,641)	—

Class M	(795,395)	—

Class R	(1,760)	—

Class Y	(165,429)	—

From net realized long-term gain on investments

Class A	(7,485,419)	—

Class B	(832,050)	—

Class C	(172,794)	—

Class M	(327,516)	—

Class R	(725)	—

Class Y	(68,118)	—

Redemption fees (Note 1)	215	143

Decrease from capital share transactions (Note 4)	(49,771,857)	(140,559,141)

Total decrease in net assets	(148,612,984)	(161,094,620)

NET ASSETS

Beginning of period	$ 605,300,815	$ 766,395,435

End of period (including undistributed net investment
income of $2,910,323 and $5,917,495, respectively)	$ 456,687,831	$ 605,300,815

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
May 31, 2008**	$14.17	.10(d)	(1.46)	(1.36)	(.18)	(.72)	(.90)	—(g)	$11.91	(10.08)*	$393,656	.58*(d)	.79*(d)	17.93*
November 30, 2007	14.77	.15(d)	(.66)	(.51)	(.09)	—	(.09)	—(g)	14.17	(3.49)	$509,023	1.16(d)	.95(d)	72.37
November 30, 2006	13.30	.11(d,e)	1.45	1.56	(.09)	—	(.09)	—(g)	14.77	11.82	616,799	1.15(d,e)	.84(d,e)	145.79
November 30, 2005	12.48	.12(d,f)	.89	1.01	(.19)	—	(.19)	—(g)	13.30	8.17	626,393	1.15(d)	.95(d,f)	67.26
November 30, 2004	11.18	.13(d)	1.28	1.41	(.11)	—	(.11)	—(g)	12.48	12.65	661,852	1.17(d)	1.09(d)	43.68
November 30, 2003	10.09	.11	1.08	1.19	(.10)	—	(.10)	—	11.18	11.85	766,396	1.11	1.12	55.57

CLASS B
May 31, 2008**	$13.97	.05(d)	(1.45)	(1.40)	(.02)	(.72)	(.74)	—(g)	$11.83	(10.47)*	$34,764	.96*(d)	.41*(d)	17.93*
November 30, 2007	14.61	.02(d)	(.63)	(.61)	(.03)	—	(.03)	—(g)	13.97	(4.19)	$57,639	1.91(d)	.16(d)	72.37
November 30, 2006	13.18	.01(d,e)	1.43	1.44	(.01)	—	(.01)	—(g)	14.61	10.96	102,814	1.90(d,e)	.05(d,e)	145.79
November 30, 2005	12.37	.03(d,f)	.87	.90	(.09)	—	(.09)	—(g)	13.18	7.33	168,569	1.90(d)	.20(d,f)	67.26
November 30, 2004	11.08	.04(d)	1.27	1.31	(.02)	—	(.02)	—(g)	12.37	11.81	277,457	1.92(d)	.34(d)	43.68
November 30, 2003	10.00	.04	1.06	1.10	(.02)	—	(.02)	—	11.08	11.02	311,914	1.86	.37	55.57

CLASS C
May 31, 2008**	$14.06	.05(d)	(1.47)	(1.42)	(.05)	(.72)	(.77)	—(g)	$11.87	(10.52)*	$8,387	.96*(d)	.41*(d)	17.93*
November 30, 2007	14.70	.03(d)	(.63)	(.60)	(.04)	—	(.04)	—(g)	14.06	(4.13)	$11,772	1.91(d)	.21(d)	72.37
November 30, 2006	13.27	.01(d,e)	1.44	1.45	(.02)	—	(.02)	—(g)	14.70	10.91	14,474	1.90(d,e)	.08(d,e)	145.79
November 30, 2005	12.45	.03(d,f)	.89	.92	(.10)	—	(.10)	—(g)	13.27	7.42	15,678	1.90(d)	.21(d,f)	67.26
November 30, 2004	11.15	.03(d)	1.28	1.31	(.01)	—	(.01)	—(g)	12.45	11.77	17,591	1.92(d)	.34(d)	43.68
November 30, 2003	10.06	.04	1.07	1.11	(.02)	—	(.02)	—	11.15	11.05	19,378	1.86	.37	55.57

CLASS M
May 31, 2008**	$14.05	.06(d)	(1.45)	(1.39)	(.10)	(.72)	(.82)	—(g)	$11.84	(10.37)*	$16,209	.83*(d)	.54*(d)	17.93*
November 30, 2007	14.68	.07(d)	(.65)	(.58)	(.05)	—	(.05)	—(g)	14.05	(3.96)	$22,100	1.66(d)	.45(d)	72.37
November 30, 2006	13.24	.04(d,e)	1.44	1.48	(.04)	—	(.04)	—(g)	14.68	11.22	26,843	1.65(d,e)	.33(d,e)	145.79
November 30, 2005	12.42	.06(d,f)	.89	.95	(.13)	—	(.13)	—(g)	13.24	7.67	30,988	1.65(d)	.45(d,f)	67.26
November 30, 2004	11.13	.07(d)	1.27	1.34	(.05)	—	(.05)	—(g)	12.42	12.04	38,187	1.67(d)	.58(d)	43.68
November 30, 2003	10.04	.06	1.07	1.13	(.04)	—	(.04)	—	11.13	11.34	47,467	1.61	.63	55.57

CLASS R
May 31, 2008**	$14.11	.08(d)	(1.45)	(1.37)	(.16)	(.72)	(.88)	—(g)	$11.86	(10.17)*	$37	.71*(d)	.67*(d)	17.93*
November 30, 2007	14.73	.12(d)	(.66)	(.54)	(.08)	—	(.08)	—(g)	14.11	(3.72)	$47	1.41(d)	.76(d)	72.37
November 30, 2006	13.28	.09(d,e)	1.43	1.52	(.07)	—	(.07)	—(g)	14.73	11.51	34	1.40(d,e)	.64(d,e)	145.79
November 30, 2005	12.47	.09(d,f)	.89	.98	(.17)	—	(.17)	—(g)	13.28	7.87	19	1.40(d)	.71(d,f)	67.26
November 30, 2004†	11.18	.13(d)	1.26	1.39	(.10)	—	(.10)	—(g)	12.47	12.45	11	1.42(d)	1.14(d)	43.68

CLASS Y
May 31, 2008**	$14.21	.11(d)	(1.46)	(1.35)	(.22)	(.72)	(.94)	—(g)	$11.92	(9.98)*	$3,635	.46*(d)	.92*(d)	17.93*
November 30, 2007	14.79	.19(d)	(.66)	(.47)	(.11)	—	(.11)	—(g)	14.21	(3.23)	$4,718	.91(d)	1.21(d)	72.37
November 30, 2006	13.31	.15(d,e)	1.45	1.60	(.12)	—	(.12)	—(g)	14.79	12.10	5,431	.90(d,e)	1.09(d,e)	145.79
November 30, 2005	12.49	.15(d,f)	.89	1.04	(.22)	—	(.22)	—(g)	13.31	8.43	6,012	.90(e)	1.21(e,f)	67.26
November 30, 2004	11.19	.16(d)	1.28	1.44	(.14)	—	(.14)	—(g)	12.49	12.95	6,485	.92(e)	1.36(e)	43.68
November 30, 2003	10.10	.14	1.07	1.21	(.12)	—	(.12)	—	11.19	12.12	6,071.86		1.37	55.57

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40	41

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period December 1, 2003 (commencement of operations) to November 30, 2004.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage
of average
net assets

May 31, 2008	0.08%

November 30, 2007	0.05

November 30, 2006	<0.01

November 30, 2005	<0.01

November 30, 2004	<0.01

(e) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.02% of average net assets for the period ended November 30, 2006.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.01	0.05%

Class B	0.01	0.05

Class C	0.01	0.05

Class M	0.01	0.05

Class R	0.01	0.06

Class Y	0.01	0.05

(g) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 5/31/08 (Unaudited)

Note 1
Significant accounting policies

Putnam Classic Equity Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth as a primary objective and current income as a secondary objective by investing primarily in a portfolio of common stocks that offer the potential for capital growth, current income or both.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At May 31, 2008, the value of securities loaned amounted to $30,117,255. The fund received cash collateral of $30,647,660 which is pooled with collateral of other Putnam funds into 73 issues of short-term investments.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending November 30, 2008 $4,047,312 of losses recognized during the period November 1, 2007 to May 31, 2008.

The aggregate identified cost on a tax basis is $456,828,368, resulting in gross unrealized appreciation and depreciation of $50,809,554 and $19,185,799, respectively, or net unrealized appreciation of $31,623,755.

H) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425%

of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Putnam Management has further agreed to waive fees and reimburse expenses of the fund for the period from January 1, 2007 through June 30, 2008 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of the fund. The expense reimbursement is based on a comparison of the fund’s total expenses with the average operating expenses of the funds in this Lipper custom peer group for their respective 2006 fiscal years, excluding 12b-1 fees and after adjustment for certain expense offset and brokerage service arrangements that reduced expenses of the fund.

For the period ended May 31, 2008, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $380,486 of its management fee from the fund.

For the period ended May 31, 2008, Putnam Management has assumed $829 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended May 31, 2008 the fund incurred $870,190 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the six months ended May 31, 2008, the fund’s expenses were reduced by $14,446 under the expense offset arrangements and by $9,540 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $373, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended May 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $13,441 and $272 from the sale of class A and class M shares, respectively, and received $25,067 and $209 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended May 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $83 and no monies on class A and class M.

Note 3: Purchases and sales of securities

During the six months ended May 31, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $89,755,563 and $190,759,188, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period ended May 31, 2008 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of period	$ 134,688	$ 337,437

Options opened
Options exercised
Options expired	(104,698)	(157,047)
Options closed	(29,990)	(180,390)

Written options
outstanding at
end of period	$—	$—

Note 4: Capital shares

At May 31, 2008 there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 05/31/08:

Shares sold	1,207,011	$ 14,553,473

Shares issued
in connection
with reinvestment
of distributions	2,357,527	30,364,954

	3,564,538	44,918,427

Shares
repurchased	(6,414,829)	(76,592,537)

Net decrease	(2,850,291)	$ (31,674,110)

Year ended 11/30/07:

Shares sold	2,937,505	$ 45,445,086

Shares issued
in connection
with reinvestment
of distributions	233,726	3,480,168

	3,171,231	48,925,254

Shares
repurchased	(9,030,388)	(138,428,150)

Net decrease	(5,859,157)	$ (89,502,896)

CLASS B	Shares	Amount

Six months ended 05/31/08:

Shares sold	67,526	$ 810,358

Shares issued
in connection
with reinvestment
of distributions	218,546	2,806,123

	286,072	3,616,481

Shares
repurchased	(1,473,040)	(17,593,367)

Net decrease	(1,186,968)	$(13,976,886)

Year ended 11/30/07:

Shares sold	243,714	$ 3,707,616

Shares issued
in connection
with reinvestment
of distributions	13,442	198,669

	257,156	3,906,285

Shares
repurchased	(3,169,319)	(48,292,394)

Net decrease	(2,912,163)	$(44,386,109)

CLASS C	Shares	Amount

Six months ended 05/31/08:

Shares sold	28,528	$ 352,246

Shares issued
in connection
with reinvestment
of distributions	45,612	587,934

	74,140	940,180

Shares
repurchased	(205,298)	(2,447,810)

Net decrease	(131,158)	$(1,507,630)

Year ended 11/30/07:

Shares sold	54,261	$ 832,040

Shares issued
in connection
with reinvestment
of distributions	2,123	31,573

	56,384	863,613

Shares
repurchased	(203,443)	(3,065,072)

Net decrease	(147,059)	$(2,201,459)

CLASS M	Shares	Amount

Six months ended 05/31/08:

Shares sold	19,505	$ 236,737

Shares issued
in connection
with reinvestment
of distributions	94,911	1,218,664

	114,416	1,455,401

Shares
repurchased	(318,633)	(3,766,084)

Net decrease	(204,217)	$(2,310,683)

Year ended 11/30/07:

Shares sold	46,221	$ 702,354

Shares issued
in connection
with reinvestment
of distributions	6,130	90,913

	52,351	793,267

Shares
repurchased	(308,642)	(4,728,836)

Net decrease	(256,291)	$(3,935,569)

CLASS R	Shares	Amount

Six months ended 05/31/08:

Shares sold	2,278	$ 27,048

Shares issued
in connection
with reinvestment
of distributions	237	3,044

	2,515	30,092

Shares
repurchased	(2,756)	(32,841)

Net decrease	(241)	$ (2,749)

Year ended 11/30/07:

Shares sold	1,362	$ 20,955

Shares issued
in connection
with reinvestment
of distributions	12	179

	1,374	21,134

Shares
repurchased	(315)	(4,959)

Net increase	1,059	$ 16,175

CLASS Y	Shares	Amount

Six months ended 05/31/08:

Shares sold	16,269	$ 204,965

Shares issued
in connection
with reinvestment
of distributions	23,724	305,557

	39,993	510,522

Shares
repurchased	(66,974)	(810,321)

Net decrease	(26,981)	$(299,799)

Year ended 11/30/07:

Shares sold	20,213	$ 304,721

Shares issued
in connection
with reinvestment
of distributions	2,632	39,185

	22,845	343,906

Shares
repurchased	(58,162)	(893,189)

Net decrease	(35,317)	$(549,283)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period year ended May 31, 2008, management fees paid were reduced by $3,880 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $159,674 for the period ended May 31, 2008. During the period ended May 31, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $78,356,519 and $60,306,359, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133 (“SFAS 133”), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Brokerage commissions (unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Large-Cap Value group for the year ended May 31, 2008. The other Putnam mutual funds in this group are The George Putnam Fund of Boston, Putnam Convertible Income-Growth Trust, Putnam Equity Income Fund, The Putnam Fund for Growth and Income, Putnam New Value Fund, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth and Income Fund, and Putnam VT New Value Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Value group are (in descending order) Merrill Lynch, Pierce, Fenner, Morgan Stanley & Co., Inc., Goldman Sachs, UBS Warburg, and Citigroup Global Markets. Commissions paid to these firms together represented approximately 54% of the total brokerage commissions paid for the year ended May 31, 2008.

Commissions paid to the next 10 firms together represented approximately 33% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bear Stearns & Company, Bernstein (Sanford C.) & Co., Credit Suisse First Boston, Deutsche Bank Securities, Jonestrading, Lehman Brothers, Pipeline Trading Systems, L.L.C., RBC Capital Markets Corporation, Wachovia Securities, L.L.C., and Weeden & Co. L. .

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Putnam puts your interests first

Putnam has introduced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit the Individual Investors section at www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through calendar 2008, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	Chief Compliance Officer
Putnam Retail Management	Associate Treasurer
One Post Office Square	and Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Senior Vice President
State Street Bank	and Treasurer	Judith Cohen
and Trust Company		Vice President, Clerk and
	Steven D. Krichmar	Assistant Treasurer
Legal Counsel	Vice President and
Ropes & Gray LLP	Principal Financial Officer	Wanda M. McManus
Vice President, Senior Associate
Trustees	Janet C. Smith	Treasurer and Assistant Clerk
John A. Hill, Chairman	Vice President, Principal
Jameson Adkins Baxter,	Accounting Officer and	Nancy E. Florek
Vice Chairman	Assistant Treasurer	Vice President, Assistant Clerk,
Charles B. Curtis		Assistant Treasurer
Robert J. Darretta	Susan G. Malloy	and Proxy Manager
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
Richard B. Worley	Vice President

This report is for the information of shareholders of Putnam Classic Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA023 25560 7/08

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Classic Equity Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: July 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: July 29, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: July 29, 2008